March 08, 2024

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Keynote Series Account (the “Registrant”)
(1933 Act File No.: 033-19836) (1940 Act File No.: 811-05457)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Keynote Series Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the underlying management investment company listed below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the following annual report was filed, or will be filed, with the Commission via EDGAR:

•	Calvert Variable Series, Inc., SEC File No. 811-03591

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Kerry Jung

Kerry Jung

General Counsel, Workplace Solutions Division